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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 3, 2005

                               Delta Mutual, Inc.
               (Exact name of registrant as specified in charter)

             Delaware                                   000-30563
   (State or other jurisdiction                  (Commission File Number)
       of  incorporation)


111 North Branch Street, Sellersville, Pennsylvania      18960

-----------------------------------------------------   --------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (215) 258-2800


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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

Item 3.02. Unregistered Sales of Equity Securities

      The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.

                                                                            Principal           Total Offering Price/
  Date                       Title and Amount        Purchaser              Underwriter         Underwriting Discounts
----------------------------------------------------------------------------------------------------------------------
                          252,542 shares of         Private investor               NA           $0.05/NA
January 3, 2005           common stock issued
                          upon conversion of a
                          promissory note in the
                          principal ampount of
                          $12,500 (including
                          accrued interest)
----------------------------------------------------------------------------------------------------------------------
January 7, 2005           500,000 shares of         Private investor               NA           $0.05/NA
                          common stock issued
                          upon the partial
                          conversion of a
                          promissory note in the
                          aggregate principal
                          amount of $157,000
----------------------------------------------------------------------------------------------------------------------
January 25, 2005          300,000 shares of         Private investor               NA           $0.10/NA
                          common stock issued upn
                          the exercise of
                          outstanding common
                          stock purchase
                          warrant
----------------------------------------------------------------------------------------------------------------------
February 15, 2005         15,000 shares of common   Consultant                     NA           $0.25/NA
                          stock
----------------------------------------------------------------------------------------------------------------------
March 9, 2005             5,000 shares of common    Consultant                     NA           $0.20/NA
                          stock
----------------------------------------------------------------------------------------------------------------------
April 20, 2005            206,954 shares of         Private investor               NA           $0.05/NA
                          common stock issued
                          upon the conversion of
                          a promissory note in
                          the principal amount of
                          $10,000 (including
                          accrued interest)
----------------------------------------------------------------------------------------------------------------------
April 22, 2005            100,000 shares of         Consultant                     NA           $0.20/NA
                          common stock
----------------------------------------------------------------------------------------------------------------------
April 22, 2005            14,000 shares of common   Consultant                     NA           $0.20/NA
                          stock
----------------------------------------------------------------------------------------------------------------------

                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Delta Mutual, Inc.


Date: April 26, 2005
                                By: /s/ Peter F. Russo
                                -------------------------------------
                                Peter F. Russo,
                                President and Chief Executive Officer

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